                                                                          page 1

                       AMERICAN HONDA FINANCE CORPORATION
               Annual Statement to Certificateholder -- Honda Auto
                         Receivables 2006-1 Owner Trust
                            04/01/05 through 03/31/06

I. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------

   (A) Total Portfolio Balance                                                                              $1,303,489,996.17
   (B) Total Securities Balance                                                                             $1,303,489,996.17
   (C) Class A-1 Notes
       (i)   Class A-1 Notes Balance                                                                          $298,000,000.00
       (ii)  Class A-1 Notes Percentage (C(i)/B)                                                                        22.86%
       (iii) Class A-1 Notes Rate                                                                                     4.93378%
       (iv)  Class A-1 Notes Accrual Basis                                                                         Actual/360

   (D) Class A-2 Notes
       (i)   Class A-2 Notes Balance                                                                          $316,000,000.00
       (ii)  Class A-2 Notes Percentage (D(i)/B)                                                                        24.24%
       (iii) Class A-2 Notes Rate                                                                                       5.100%
       (iv)  Class A-2 Notes Accrual Basis                                                                             30/360
   (E) Class A-3 Notes
       (i)   Class A-3 Notes Balance                                                                          $400,000,000.00
       (ii)  Class A-3 Notes Percentage (E(i)/B)                                                                        30.69%
       (iii) Class A-3 Notes Rate                                                                                       5.070%
       (iv)  Class A-3 Notes Accrual Basis                                                                             30/360
   (F) Class A-4 Notes
       (i)   Class A-4 Notes Balance                                                                          $247,130,000.00
       (ii)  Class A-4 Notes Percentage (F(i)/B)                                                                        18.96%
       (iii) Class A-4 Notes Rate                                                                                       5.080%
       (iv)  Class A-4 Notes Accrual Basis                                                                             30/360
   (G) Certificates
       (i)   Certificates Balance                                                                              $42,359,996.17
       (ii)  Certificates Percentage (G(i)/B)                                                                            3.25%
       (iii) Certificates Rate                                                                                          0.000%
       (iv)  Certificates Accrual Basis                                                                                30/360
   (H) Servicing Fee Rate                                                                                                1.00%
   (I) Portfolio Summary
       (i)   Weighted Average Coupon (WAC)                                                                               6.34%
       (ii)  Weighted Average Original Maturity (WAOM)                                                                  57.92 months
       (iii) Weighted Average Remaining Maturity (WAM)                                                                  52.88 months
       (iv)  Number of Receivables                                                                                     74,512
   (J) Reserve Fund
       (i)   Reserve Account Initial Deposit Percentage                                                                  0.50%
       (ii)  Reserve Account Initial Deposit                                                                    $6,517,449.98
       (iii) Specified Reserve Account Percentage                                                                        0.75%
       (iv)  Specified Reserve Account Balance                                                                  $9,776,174.97
   (K) Yield Supplement Account Deposit                                                                        $25,667,158.93

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
-------------------------------------------------
   (A) Total Portfolio Balance                                                                              $1,303,489,996.17
   (B) Total Securities Balance                                                                             $1,303,489,996.17
   (C) Cumulative Note and Certificate Pool Factor                                                                  1.0000000
   (D) Class A-1 Notes
       (i)   Class A-1 Notes Balance                                                                          $298,000,000.00
       (ii)  Class A-1 Notes Pool Factor                                                                            1.0000000
       (iii) Class A-1 Notes Interest Carryover Shortfall                                                               $0.00
       (iv)  Class A-1 Notes Principal Carryover Shortfall                                                              $0.00
   (E) Class A-2 Notes
       (i)   Class A-2 Notes Balance                                                                          $316,000,000.00
       (ii)  Class A-2 Notes Pool Factor                                                                            1.0000000
       (iii) Class A-2 Notes Interest Carryover Shortfall                                                               $0.00
       (iv)  Class A-2 Notes Principal Carryover Shortfall                                                              $0.00
   (F) Class A-3 Notes
       (i)   Class A-3 Notes Balance                                                                          $400,000,000.00
       (ii)  Class A-3 Notes Pool Factor                                                                            1.0000000
       (iii) Class A-3 Notes Interest Carryover Shortfall                                                               $0.00
       (iv)  Class A-3 Notes Principal Carryover Shortfall                                                              $0.00
   (G) Class A-4 Notes
       (i)   Class A-4 Notes Balance                                                                          $247,130,000.00
       (ii)  Class A-4 Notes Pool Factor                                                                            1.0000000
       (iii) Class A-4 Notes Interest Carryover Shortfall                                                               $0.00
       (iv)  Class A-4 Notes Principal Carryover Shortfall                                                              $0.00
   (H) Certificates
       (i)   Certificates Balance                                                                              $42,359,996.17
       (ii)  Certificates Pool Factor                                                                               1.0000000
       (iii) Certificates Interest Carryover Shortfall                                                                  $0.00
       (iv)  Certificates Principal Carryover Shortfall                                                                 $0.00
   (I) Servicing Fee
       (i) Servicing Fee Shortfall                                                                                      $0.00
   (J) End of Prior Month Account Balances
       (i)   Reserve Account                                                                                    $6,517,449.98
       (ii)  Yield Supplement Account                                                                          $25,667,158.93
       (iii) Payahead Account                                                                                           $0.00
       (iv)  Advances Outstanding                                                                                       $0.00
   (K) Portfolio Summary as of End of Prior Year
       (i)   Weighted Average Coupon (WAC)                                                                               6.34%
       (ii)  Weighted Average Remaining Maturity (WAM)                                                                  52.88 months
       (iii) Number of Receivables                                                                                     74,512
   (L) Note and Certificate Percentages
       (i)   Note Percentage                                                                                           100.00%
       (ii)  Certificate Percentage                                                                                      0.00%

                                                                          page 2

                       AMERICAN HONDA FINANCE CORPORATION
               Annual Statement to Certificateholder -- Honda Auto
                         Receivables 2006-1 Owner Trust
                            04/01/05 through 03/31/06

III. INPUTS FROM THE MAINFRAME
------------------------------

   (A) Precomputed Contracts Principal
      (i)    Scheduled Principal Collections                                                                            $0.00
      (ii)   Prepayments in Full                                                                                        $0.00
      (iii)  Prepayments in Full due to Repurchases                                                                     $0.00
   (B) Precomputed Contracts Total Collections                                                                          $0.00
   (C) Precomputed Interest Receivables Interest (B-A((i)+(ii)+(iii)))                                                  $0.00
   (D) Simple Interest Receivables Principal
      (i)    Principal Collections                                                                             $26,675,248.40
      (ii)   Prepayments in Full                                                                               $14,950,488.13
      (iii)  Repurchased Receivables Related to Principal                                                               $0.00
   (E) Simple Interest Receivables Interest
      (i)   Simple Interest Collections                                                                         $6,771,386.37
   (F) Payment Advance for Precomputes
      (i)    Reimbursement of Previous Advances                                                                         $0.00
      (ii)   Current Advance Amount                                                                                     $0.00
   (G) Interest Advance for simple Interest - Net                                                                 $407,294.82
   (H) Payahead Account
      (i)    Payments Applied                                                                                           $0.00
      (ii)   Additional Payaheads                                                                                       $0.00
   (I) Portfolio Summary as of End of Month
      (i)    Weighted Average Coupon (WAC)                                                                               6.34%
      (ii)   Weighted Average Remaining Maturity (WAM)                                                                  51.63 months
      (iii)  Remaining Number of Receivables                                                                           73,593

   (J) Delinquent Receivables                                                  # Units         Dollar Amount
                                                                             -----------    -------------------
      (i)    30-59 Days Delinquent                                           20    0.03%    $368,125.52   0.03%
      (ii)   60-89 Days Delinquent                                            2    0.00%    $ 27,233.74   0.00%
      (iii)  90 Days or More Delinquent                                       0    0.00%    $      0.00   0.00%
   (K) Vehicles Repossessed During Collection Period                         10    0.01%    $160,936.41   0.01%
   (L) Total Accumulated Repossessed Vehicles in Inventory                   10    0.01%    $160,936.41   0.01%

IV. INPUTS DERIVED FROM OTHER SOURCES
-------------------------------------
   (A) Collection Account Investment Income                                                                             $0.00
   (B) Reserve Account Investment Income                                                                           $16,952.89
   (C) Yield Supplement Account Investment Income                                                                  $66,764.66
   (D) Trust Fees Expense                                                                                               $0.00
   (E) Aggregate Net Losses for Collection Period                                                                   $1,882.59
   (F) Liquidated Receivables Information
      (i)    Gross Principal Balance on Liquidated Receivables                                                      $1,882.59
      (ii)   Liquidation Proceeds                                                                                       $0.00
      (iii)  Recoveries from Prior Month Charge Offs                                                                    $0.00
   (G) Days in Accrual Period                                                                                              21
   (H) Deal age                                                                                                             1

                                                                   COLLECTIONS
                                                                   -----------

V. INTEREST COLLECTIONS
------------------------
   (A) Total Interest Collections (III(C+E(i)+G)                                                                $7,178,681.19

VI. PRINCIPAL COLLECTIONS
-------------------------
   (A) Principal Payments Received  (III(A((i)+(ii))+(D(i)+(ii)))                                              $41,625,736.53
   (B) Liquidation Proceeds  (IV(H(i)))                                                                                 $0.00
   (C) Repurchased Loan Proceeds Related to Principal  (III(A(iii)+D(iii)))                                             $0.00
   (D) Recoveries from Prior Charge Offs (IV(H(ii)))                                                                    $0.00
   (E) Total Principal Collections (A+B+C+D)                                                                    41,625,736.53

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS  (V(C)+VI(E))                                                     48,804,417.72
-----------------------------------------------------------

VIII. YIELD SUPPLEMENT DEPOSIT                                                                                  $1,561,927.28
------------------------------

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)                                                                           50,366,345.00
-------------------------------------

                                                                  DISTRIBUTIONS
                                                                  -------------

X. FEE DISTRIBUTIONS
--------------------
   (A) Servicing Fee
      (i)    Servicing Fee Due (I(H)/12)(II(B))+(II(H)(i))                                                      $1,086,241.66
      (ii)   Servicing Fee Paid                                                                                  1,086,241.66
                                                                                                               --------------
      (iii)  Servicing Fee Shortfall                                                                                    $0.00
   (B) Reserve Account Investment Income (IV(B))                                                                    16,952.89
   (C) Yield Supplement Account Investment Income  (IV(C))                                                              $0.00
   (D) Trust Fees Expense (IV(D))                                                                                       $0.00

XI. DISTRIBUTIONS TO NOTEHOLDERS
--------------------------------
   (A) Interest
      (i) Class A-1 Notes
             (a) Class A-1 Notes Interest Due                                                                     $857,655.42
             (b) Class A-1 Notes Interest Paid                                                                     857,655.42
                                                                                                               --------------
             (c) Class A-1 Notes Interest Shortfall                                                                     $0.00
      (ii)  Class A-2 Notes
             (a) Class A-2 Notes Interest Due                                                                     $895,333.33
             (b) Class A-2 Notes Interest Paid                                                                     895,333.33
                                                                                                               --------------
             (c) Class A-2 Notes Interest Shortfall                                                                     $0.00
      (iii) Class A-3 Notes
             (a) Class A-3 Notes Interest Due                                                                   $1,126,666.67
             (b) Class A-3 Notes Interest Paid                                                                   1,126,666.67
                                                                                                               --------------
             (c) Class A-3 Notes Interest Shortfall                                                                     $0.00
      (iv)  Class A-4 Notes
             (a) Class A-4 Notes Interest Due                                                                     $697,455.78

                                                                          page 3

                       AMERICAN HONDA FINANCE CORPORATION
               Annual Statement to Certificateholder -- Honda Auto
                         Receivables 2006-1 Owner Trust
                            04/01/05 through 03/31/06

             (b) Class A-4 Notes Interest Paid                                                                     697,455.78
                                                                                                               --------------
             (c) Class A-4 Notes Interest Shortfall                                                                     $0.00

                                                                                                    page 4

                       AMERICAN HONDA FINANCE CORPORATION
               Annual Statement to Certificateholder -- Honda Auto
                         Receivables 2006-1 Owner Trust
                           04/01/05 through 03/31/06

      (v)    Total Note Interest
             (a)  Total Note Interest Due                                                                       $3,577,111.20
             (b)  Total Note Interest Paid                                                                       3,577,111.20
                                                                                                            -----------------
             (c) Total Note Interest Shortfall                                                                          $0.00
             (d) Reserve Fund Withdrawn for Note Interest                                                               $0.00

Amount available for distributions after Fees & Interest
   (VIII-(IX(A)(ii)-(D))-X(A)(v)(b))                                                                            45,702,992.14
   (B) Principal
      (i)    Noteholders' Principal Distribution Amounts                                                       $41,627,619.12
      (ii)   Class A-1 Notes Principal
             (a)  Class A-1 Notes Principal Due                                                                 41,627,619.12
             (b)  Class A-1 Notes Principal Paid                                                                41,627,619.12
                                                                                                            -----------------
             (c)  Class A-1 Notes Principal Shortfall                                                                   $0.00
             (d)  Reserve Fund drawn                                                                                    $0.00
      (iii)  Class A-2 Notes Principal
             (a)  Class A-2 Notes Principal Due                                                                         $0.00
             (b)  Class A-2 Notes Principal Paid                                                                         0.00
                                                                                                            -----------------
             (c)  Class A-2 Notes Principal Shortfall                                                                   $0.00
             (d)  Reserve Fund drawn                                                                                    $0.00
      (iv)   Class A-3 Notes Principal
             (a)  Class A-3 Notes Principal Due                                                                         $0.00
             (b)  Class A-3 Notes Principal Paid                                                                         0.00
                                                                                                            -----------------
             (c)  Class A-3 Notes Principal Shortfall                                                                   $0.00
             (d)  Reserve Fund drawn                                                                                    $0.00
      (v)    Class A-4 Notes Principal
             (a)  Class A-4 Notes Principal Due                                                                         $0.00
             (b)  Class A-4 Notes Principal Paid                                                                         0.00
                                                                                                            -----------------
             (c)  Class A-4 Notes Principal Shortfall                                                                   $0.00
             (d)  Reserve Fund drawn                                                                                    $0.00
      (vi)   Total Notes Principal
             (a)  Total Notes Principal Due                                                                    $41,627,619.12
             (b)  Total Notes Principal Paid                                                                    41,627,619.12
                                                                                                            -----------------
             (c) Total Notes Principal Shortfall                                                                        $0.00
             (d) Reserve Fund drawn                                                                                     $0.00
Amount available for distributions to the Certificates and Reserve Fund                                          4,075,373.02

XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
-----------------------------------------
   (A) Interest
      (i)    Certificate Monthly Interest Due                                                                           $0.00
      (ii)   Certificate Interest Shortfall Beginning Balance                                                           $0.00
      (iii)  Total Certificate Interest Due                                                                             $0.00
      (iv)   Certificate Interest Paid                                                                                   0.00
                                                                                                            -----------------
      (v) Certificate Interest Shortfall Ending Balance                                                                 $0.00
   (B) Principal
      (i)    Certificate Monthly Principal Due                                                                          $0.00
      (ii)   Certificate Principal Shortfall Beginning Balance                                                          $0.00
      (iii)  Total Certificate Principal Due                                                                            $0.00
      (iv)   Certificate Principal Paid                                                                                  0.00
                                                                                                            -----------------
      (v)    Certificate Principal Shortfall Ending Balance                                                             $0.00

XII. RESERVE FUND DEPOSIT
-------------------------
   Amount available for deposit into reserve account                                                            $4,075,373.02
   Amount deposited into reserve account                                                                         3,258,724.99
   Excess Amount Released from Reserve Account                                                                           0.00
   Excess funds available to Certificateholders                                                                    816,648.03

                                                                DISTRIBUTIONS SUMMARY
                                                                ---------------------

   (A) Total Collections                                                                                       $50,366,345.00
   (B) Service Fee                                                                                              $1,086,241.66
   (C) Trustee Fees                                                                                                      0.00
   (D) Class A1 Amount                                                                                         $42,485,274.54
   (E) Class A2 Amount                                                                                            $895,333.33
   (F) Class A3 Amount                                                                                          $1,126,666.67
   (G) Class A4 Amount                                                                                            $697,455.78
   (H) Certificateholders                                                                                               $0.00
   (I) Amount Deposited into Reserve Account                                                                    $3,258,724.99
   (J) Release to seller                                                                                          $816,648.03
   (K) Total amount distributed                                                                                $50,366,345.00
   (L) Amount of Draw from Reserve Account                                                                               0.00
   (M) Excess Amount Released from Reserve Account                                                                       0.00

                                                           PORTFOLIO AND SECURITY SUMMARY
                                                           ------------------------------
                                                                                      Beginning                    End
                                                                                      of Period                 of Period
                                                                                  -----------------         -----------------

XIV. POOL BALANCES AND PORTFOLIO INFORMATION
--------------------------------------------
   (A) Balances and Principal Factors
      (i)    Aggregate Balance of Notes                                           $1,261,130,000.00         $1,219,502,380.88
      (ii)   Note Pool Factor                                                             1.0000000                 0.9669918
      (iii)  Class A-1 Notes Balance                                                 298,000,000.00            256,372,380.88
      (iv)   Class A-1 Notes Pool Factor                                                  1.0000000                 0.8603100
      (v)    Class A-2 Notes Balance                                                 316,000,000.00            316,000,000.00
      (vi)   Class A-2 Notes Pool Factor                                                  1.0000000                 1.0000000
      (vii)  Class A-3 Notes Balance                                                 400,000,000.00            400,000,000.00
      (viii) Class A-3 Notes Pool Factor                                                  1.0000000                 1.0000000
      (ix)   Class A-4 Notes Balance                                                 247,130,000.00            247,130,000.00
      (x)    Class A-4 Notes Pool Factor                                                  1.0000000                 1.0000000
      (xi)   Certificates Balance                                                     42,359,996.17             42,359,996.17
      (xii)  Certificates Pool Factor                                                     1.0000000                 1.0000000

                                                                                                    page 5

                       AMERICAN HONDA FINANCE CORPORATION
               Annual Statement to Certificateholder -- Honda Auto
                         Receivables 2006-1 Owner Trust
                           04/01/05 through 03/31/06

      (xiii) Total Principal Balance of Notes and Certificates                     1,303,489,996.17          1,261,862,377.05
   (B) Portfolio Information

      (i)    Weighted Average Coupon (WAC)                                                     6.34%                     6.34%
      (ii)   Weighted Average Remaining Maturity (WAM)                                        52.88 months              51.63 months
      (iii)  Remaining Number of Receivables                                                 74,512                    73,593
      (iv)   Portfolio Receivable Balance                                         $1,303,489,996.17         $1,261,862,377.05
   (C) Outstanding Advance Amount                                                             $0.00               $407,294.82
   (D) Outstanding Payahead Balance                                                           $0.00                     $0.00

                                                                                                    page 6

                       AMERICAN HONDA FINANCE CORPORATION
               Annual Statement to Certificateholder -- Honda Auto
                         Receivables 2006-1 Owner Trust
                           04/01/05 through 03/31/06

                               SUMMARY OF ACCOUNTS
                               -------------------

XV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------

   (A) Beginning Reserve Account Balance                                                                        $6,517,449.98
   (B) Draws
      (i)   Draw for Servicing Fee                                                                                       0.00
      (ii)  Draw for Interest                                                                                            0.00
      (iii) Draw for Realized Losses                                                                                     0.00
   (C) Excess Interest Deposited into the Reserve Account                                                        3,258,724.99
   (D) Reserve Account Balance Prior to Release                                                                  9,776,174.97
   (E) Reserve Account Required Amount                                                                           9,776,174.97
   (F) Final Reserve Account Required Amount                                                                     9,776,174.97
   (G) Excess Reserve Account Amount                                                                                     0.00
   (H) Ending Reserve Account Balance                                                                            9,776,174.97

XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
-----------------------------------------------
   (A) Beginning Yield Supplement Account Balance                                                               25,667,158.93
   (B) Investment Earnings                                                                                          66,764.66
   (C) Investment Earnings Withdraw                                                                                      0.00
   (D) Additional Yield Supplement Amounts                                                                               0.00
   (E) Yield Supplement Deposit Amount                                                                           1,561,927.28
   (F) Release of Yield Deposit Account Balance to Seller                                                                0.00
                                                                                                            -----------------
   (G) Ending Yield Supplement Account Balance                                                                  24,171,996.31

XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
-----------------------------------------------
   (A) Liquidated Contracts
      (i)  Liquidation Proceeds                                                                                        $0.00
      (ii) Recoveries on Previously Liquidated Contracts                                                                0.00
   (B) Aggregate Net Losses for Collection Period                                                                   1,882.59
   (C) Net Loss Rate for Collection Period (annualized)                                                                 0.00%
   (D) Cumulative Net Losses for all Periods                                                                       $1,882.59

   (E) Delinquent Receivables                                                            # Units             Dollar Amount
                                                                                   ------------------      -----------------
      (i)   30-59 Days Delinquent                                                        20      0.03%      $368,125.52  0.03%
      (ii)  60-89 Days Delinquent                                                         2      0.00%       $27,233.74  0.00%
      (iii) 90 Days or More Delinquent                                                    0      0.00%            $0.00  0.00%

XVIII. REPOSSESSION ACTIVITY                                                             # Units             Dollar Amount
----------------------------                                                       ------------------      -----------------
   (A) Vehicles Repossessed During Collection Period                                   10       0.01%      $160,936.41  0.01%
   (B) Total Accumulated Repossessed Vehicles in Inventory                             10       0.01%      $160,936.41  0.01%

XIX. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
------------------------------------------------------------
   (A) Ratio of Net Losses to the Pool Balance as of Each Collection Period
      (i)   Second Preceding Collection Period                                                                          0.00%
      (ii)  Preceding Collection Period                                                                                 0.00%
      (iii) Current Collection Period                                                                                   0.00%
      (iv)  Three Month Average (Avg(i,ii,iii))                                                                         0.00%
   (B) Ratio of Balance of Contracts Delinquent 60 Days or More to the
         Outstanding Balance of Receivables.

      (i)   Second Preceding Collection Period                                                                          0.00%
      (ii)  Preceding Collection Period                                                                                 0.00%
      (iii) Current Collection Period                                                                                   0.02%
      (iv)  Three Month Average (Avg(i,ii,iii))                                                                         0.02%

   (C) Loss and Delinquency Trigger Indicator                                                            Trigger was not hit.

   I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.

   /s/ Paul C. Honda
   ------------------------
   Paul C. Honda
   Assistant Vice President, Assistant Secretary and Compliance Officer